SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

                                 EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

                               Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

                                Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

As previously reported, on October 7, 2016, EnviroStar, Inc., a Delaware corporation (the “Company”), entered into a credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (the “Bank”). The Credit Agreement provides for a total aggregate commitment of the Bank of $20,000,000, consisting of a maximum $15,000,000 revolving line of credit (the “Line of Credit”), and a $5,000,000 term loan facility (the “Term Loan”). The Company’s obligation to repay advances under the Line of Credit is evidenced by a Revolving Line of Credit Note, dated as of October 7, 2016, and the Company’s obligation to repay the Term Loan is evidenced by a Term Note, dated as of October 7, 2016 (the “Original Term Note”). Interest accrues on the outstanding principal amount of the Line of Credit at an annual rate equal to Daily One Month LIBOR (as defined in the Credit Agreement) plus 2.25% and on the outstanding principal amount of the Term Loan at an annual rate equal to Daily One Month LIBOR plus 2.85%. The Credit Agreement has a term of five years and matures on October 10, 2021.

On October 30, 2017, the Company, Western State Design, Inc., a Delaware corporation, Steiner-Atlantic Corp., a Florida corporation, DryClean USA License Corp., a Florida corporation, Martin-Ray Laundry Systems, Inc., a Delaware corporation, and Tri-State Technical Services, Inc., a Delaware corporation (“Tri-State”), entered into a Second Amendment and Ratification of Credit Agreement and Other Loan Documents (the “Amendment”), which, among other things, (i) increases the total aggregate commitment of the Bank under the Credit Agreement from $20,000,000 to $22,172,339 by increasing the maximum amount under the Term Loan from $5,000,000 to $7,172,399, as evidenced by an Amended and Restated Term Loan, dated as of October 30, 2017 (the “Amended Term Note”), which amend, restates, increases and supersedes the Original Term Note, and (ii) adds Tri-State as a co-guarantor under the Credit Agreement. In connection therewith, Tri-State executed and delivered to Bank (a) a Continuing Guaranty, dated as of October 30, 2017, in favor of Bank (the “Guaranty”), and (b) a Security Agreement: Business Assets, dated as of October 30, 2017, in favor of Bank (the “Security Agreement”), which secures Tri-State’s obligations under the Guaranty and the other Loan Documents (as defined in the Amendment).

The descriptions of the Amendment, the Amended Term Note, the Guaranty and the Security Agreement set forth herein do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Amendment, the Amended Term Note, the Guaranty and the Security Agreement, copies of which are attached hereto as Exhibits 10.1, 10 2, 10.3, and 10.4, respectively, and are incorporated herein by reference.

Stockholders Agreement

On June 19, 2017, Vernon Matthew Stephenson (the “Stockholder”), Symmetric Capital, LLC (“Symmetric I”), Symmetric Capital II, LLC (“Symmetric II” and collectively with Symmetric I, “Symmetric”) and certain of Symmetric’s affiliates, including Henry M. Nahmad, the Manager of Symmetric I and the Manager of Symmetric II, entered into a Stockholders

Agreement with the Company (the “Stockholders Agreement”), pursuant to which, among other things, the Stockholder agreed to vote all shares of common stock, par value $0.025 per share (the “Common Stock”), owned by him at any time during the term of the Stockholders Agreement in accordance with the recommendations or directions of the Company’s Board of Directors and granted to the Company and its designees an irrevocable proxy and power of attorney in furtherance thereof. The Stockholders Agreement contains certain transfer restrictions with respect to the shares of the Common Stock held by the Stockholder. The Stockholders Agreement also includes certain tag-along provisions with respect to certain proposed sales of Common Stock by Symmetric and its affiliates. The Stockholders Agreement has a term of five years, subject to earlier termination under certain circumstances.

The description of the Stockholders Agreement set forth herein does not purport to be complete and is subject to, and qualified in its entirety by reference, to the Stockholders Agreement, a copy of which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 31, 2017, the Company, through its wholly-owned subsidiary Tri-State, completed its acquisition of substantially all of the assets of Tri-State Technical Services, Inc., a Georgia corporation (the “Seller,” and collectively with the Stockholder, the “Selling Group”), pursuant to the terms of the Asset Purchase Agreement, dated as of September 8, 2017 (the “Asset Purchase Agreement”), by and among the Company and Tri-State, on the one hand, and the Selling Group, on the other hand. The execution of the Asset Purchase Agreement was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 11, 2017.

Consistent with the previously disclosed terms of the Asset Purchase Agreement, the purchase price for the asset acquisition is $16,500,000, subject to working capital and other adjustments, consisting of: (i) $8,250,000 in cash (the “Cash Amount”), of which $2,100,000 was deposited in an escrow account for 24 months after the date of the closing of the asset acquisition (subject to extension in certain circumstances); and (ii) 338,115 shares of Common Stock. The Company funded the Cash Amount through borrowings under the Line of Credit and the Term Loan.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 and of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On November 1, 2017, the Company issued a press release announcing that it has completed the acquisition of substantially all of the assets of the Seller. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       The required financial statements of the acquired business will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed.

(b)       The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed.

(c)       Not applicable.

(d)       Exhibits:

4.1	Stockholders Agreement, dated as of October 31, 2017, by and among EnviroStar, Inc., Symmetric Capital LLC, Symmetric Capital II LLC, Henry M. Nahmad and Vernon Matthew Stephenson.

10.1	Second Amendment and Ratification of Credit Agreement and Other Loan Documents, dated as of October 30, 2017, by and among EnviroStar, Inc., Steiner-Atlantic Corp., DryClean USA License Corp., Western State Design, Inc., Martin-Ray Laundry Systems, Inc., Tri-State Technical Services, Inc. and Wells Fargo Bank, National Association.

10.2	Amended and Restated Term Note, dated October 30, 2017.

10.3	Security Agreement, dated as of October 30, 2017, by Tri-State Technical Services, Inc. in favor of Wells Fargo Bank, National Association.

10.4	Continuing Guaranty of Tri-State Technical Services, Inc. in favor of Wells Fargo Bank, National Association, dated as of October 30, 2017.

99.1	Press release of EnviroStar, Inc., dated November 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: November 3, 2017	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Stockholders Agreement, dated as of October 31, 2017, by and among EnviroStar, Inc., Symmetric Capital LLC, Symmetric Capital II LLC, Henry M. Nahmad and Vernon Matthew Stephenson.

10.1	Second Amendment and Ratification of Credit Agreement and Other Loan Documents, dated as of October 30, 2017, by and among EnviroStar, Inc., Steiner-Atlantic Corp., DryClean USA License Corp., Western State Design, Inc., Martin-Ray Laundry Systems, Inc., Tri-State Technical Services, Inc. and Wells Fargo Bank, National Association.

10.2	Amended and Restated Term Note, dated October 30, 2017.

10.3	Security Agreement, dated as of October 30, 2017, by Tri-State Technical Services, Inc. in favor of Wells Fargo Bank, National Association.

10.4	Continuing Guaranty of Tri-State Technical Services, Inc. in favor of Wells Fargo Bank, National Association, dated as of October 30, 2017.

99.1	Press release of EnviroStar, Inc., dated November 1, 2017.